UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05642

Nuveen Multi-Market Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   June 30

Date of reporting period:   December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report December 31, 2017

JMM
Nuveen Multi-Market Income Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.

Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve, trigged a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy.

We do believe volatility will feature more prominently in 2018. Interest rates continue to rise and inflation pressures are mounting and investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.

Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix appropriately. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2018

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Multi-Market Income Fund (JMM)

Nuveen Multi-Market Income Fund (JMM) is advised by Nuveen Fund Advisors, LLC (NFAL) and features portfolio management by Nuveen Asset Management, LLC (NAM). Throughout the reporting period, the portfolio management team has included Jason J. O’Brien, CFA, Chris J. Neuharth, John T. Fruit, CFA, and Peter L. Agrimson, CFA.

Here the Fund’s portfolio management team discusses key investment strategies and the Fund’s performance for the six-month reporting period ended December 31, 2017.

What key strategies were used to manage the Fund during this six-month reporting period ended December 31, 2017?

The Fund’s investment objective is to achieve high monthly income consistent with prudent risk to capital. The management team invests the Fund’s assets primarily in taxable fixed income securities including, but not limited to: U.S. agency and privately issued mortgage-backed securities; high yield and investment grade corporate bonds; and asset-backed securities.

How did the Fund perform during this six-month reporting period ended December 31, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and ten-year periods ended December 31, 2017. The Fund’s total return at net asset value (NAV) is compared with the performance of a corresponding market index. For the six-month reporting period ended December 31, 2017, JMM outperformed the Bloomberg Barclays U.S. Government/Mortgage Bond Index and its blended benchmark, which is composed of 75% Bloomberg Barclays U.S. Government/Mortgage Index and 25% Bloomberg Barclays U.S. Corporate High-Yield Index.

Despite episodes of geopolitical turmoil and policy uncertainty during the reporting period, risk appetites in the financial markets remained supported by economic activity and financial conditions. U.S. Treasury rates were broadly range-bound for most of the reporting period, before moving higher near the end of the reporting period, responding to developments surrounding Federal Reserve (Fed) policy and U.S. tax reform. In moves well communicated with markets in advance, the Fed began its program of balance sheet reduction in the fall of 2017. It also raised interest rates by 0.25% at its mid-December meeting due to strength in the job market and economy, while signaling it expects

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

continued increases in 2018. However, most other central banks remained accommodative throughout the reporting period, which along with very low inflation, helped suppress global bond yields. Congress also eventually passed a large tax bill in December 2017, providing substantial cuts to corporate taxes and a near-term fiscal stimulus, while eliminating a recent driver of uncertainty. The U.S. Treasury yield curve flattened dramatically with the 30-year Treasury yield closing slightly lower on the reporting period, while the two-year Treasury yield increased 50 basis points, reaching its highest level of this cycle. Catalysts for the curve flattening included stronger economic data, the Fed’s rate hike, continued benign inflation and a Treasury announcement regarding increased issuance of shorter maturity bonds.

Investment grade bonds enjoyed a fairly strong period as corporate earnings remained strong, overall credit fundamentals were constructive and technicals were supportive due to demand from overseas investors searching for higher yields. Corporates posted an uptick in gross leverage to a level marginally higher than pre-crisis in 2008-2009, although because of high cash levels, net leverage remained consistent with a late expansion. Credit spreads continued to contract and ended the reporting period at their tightest levels since 2007. Corporate bond issuance remained elevated with several industries taking advantage of tight spreads and low rates to fund merger and acquisition activity and share buybacks.

High yield credit continued to benefit from the tailwinds of accelerating global growth and a reflationary macro backdrop, which drove double-digit earnings growth in 2017, along with low levels of market volatility. Funding and refinancing conditions also remained largely supportive of the segment throughout the year, resulting in a high level of refinancing activity that helped to extend the current credit cycle. Therefore, high yield spreads versus Treasuries still managed to grind tighter, broaching the lows reached in mid-2014, despite continued rate hikes, the Fed’s balance sheet runoff announcement and the worst year for high yield mutual fund flows in the post-crisis period.

In the securitized sectors, range-bound rates and relatively low levels of volatility provided a solid backdrop for mortgage-backed securities (MBS). In October 2017, the Fed began its quantitative tightening by reducing its monthly reinvestments in MBS by $4 billion per month. However, the runoff was easily absorbed by banks, real estate investment trusts (REITs) and foreign buyers because overall MBS supply declined due to seasonal factors in the housing market. The asset-backed securities (ABS) sector recovered following the summer’s devastating hurricanes because losses were lighter than initially feared. Buyers quickly returned to the sector after low levels of volatility and the need for yield brought increased demand for ABS. The commercial mortgage-backed securities (CMBS) sector outperformed Treasuries, although heavier-than-normal issuance late in the reporting period caused the segment to lag corporates.

The main drivers of the Fund’s outperformance relative to its benchmarks were its sector weights because spread-related products such as securitized assets and corporate bonds outperformed Treasuries during the reporting period. The Fund was positioned with an underweight to Treasury securities and broad overweights to securitized sectors such as ABS, MBS and CMBS as well as investment grade and high yield corporate bonds. In addition, the Fund’s performance benefited from the outperformance of higher beta sectors and securities, which outpaced lower beta investments as investors’ quest for yield continued.

The Fund’s exposures in securitized sectors were the largest contributors to its outperformance during the reporting period, particularly our overweights to the MBS and CMBS sectors. Non-agency MBS and agency MBS issued by government agencies such as Fannie Mae (FNMA), Ginnie Mae (GNMA) and Freddie Mac (FHLMC) both outperformed duration-matched Treasuries, so our overweights in both segments benefited the Fund. Our non-agency CMBS overweight, especially our emphasis on A and BBB rated securities, was another strong driver of returns due to the significant excess returns produced by these lower rated, investment grade segments. The Fund had a 17% weighting in CMBS during the reporting period with the majority of that invested in A and BBB rated bonds. Similarly, in the ABS segment, the Fund benefited from our emphasis on A and BBB rated bonds, which outperformed the broader index during the reporting period.

6	NUVEEN

In the corporate sector, the Fund benefited from its modest overweights to both the high yield and investment grade areas. We positioned the Fund with overweights of approximately 3% and 4% in the two asset classes, respectively. Both segments provided excess returns over Treasuries.

We kept the Fund’s duration, or interest rate sensitivity, very close to neutral versus the benchmark’s duration at around five years. Therefore, our duration strategy was not a meaningful driver of the Fund’s results. On the other hand, we structured the Fund’s portfolio to benefit from a flatter yield curve by overweighting longer maturity securities. Our yield curve positioning benefited the Fund’s results because of the fairly significant flattening of the Treasury curve later in the reporting period.

We continued to manage the Fund with essentially the same overarching investment themes during the reporting period with a strategic focus on generating income by keeping broad exposure across the securitized and corporate sectors of the bond market, with an emphasis on security selection. Generally speaking, we upgraded the overall credit quality in the securitized and high yield sectors during the reporting period, driven mostly by valuations in those areas. In the securitized space, we reached spread targets on a number of assets that were rated below AAA, and subsequently reduced our overweight to those rating categories (AA, A and BBB) by 1-2%. We took a similar approach in the high yield corporate area of the portfolio. We upgraded the overall quality while keeping approximately the same modest overweight in the sector.

We continued to hold a large underweight in Treasuries, given our constructive economic view and the relatively unattractive duration and yield profile of the sector.

At the end of the reporting period, the Fund’s duration remained basically the same as the benchmark’s duration. Although the potential for volatility continues, particularly associated with central bank balance sheet and policy transition, we expect the current rate cycle to be drawn out and the upside move in rates to be contained by macro factors. As a result, we do not believe that duration positioning is a beneficial strategy from a risk/reward perspective at this time. In terms of yield curve positioning, we are maintaining the Fund’s modest overweight to the long end of the yield curve in the near term.

We used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. These future positions had a positive impact on performance during the reporting period. The Fund also used interest rate swaps as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure. The swap positions had a negative impact on performance during the period.

The Fund may also purchase securities on a when-issued or forward commitment basis. Delivery and payment for securities that have been purchased in this manner can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value if the Fund makes such purchases while remaining substantially fully invested.

NUVEEN	7

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund relative to its comparative benchmarks was the Fund’s use of leverage through the use of reverse repurchase agreements and mortgage dollar rolls. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

As of December 31, 2017, the Fund’s percentages of leverage are shown in the accompanying table.

JMM
Effective Leverage*	29.53%
Regulatory Leverage*	0.00%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S LEVERAGE

Reverse Repurchase Agreements

As noted above, the Fund employs leverage through the use of reverse repurchase agreements. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
July 1, 2017	Purchases	Sales	December 31, 2017	Average Balance Outstanding	Purchases	Sales	February 26, 2018
$21,081,000	$ —	$(1,362,000)	$19,719,000	$20,355,234	$ —	$(786,000)	$18,933,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

8	NUVEEN

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2017. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Per Share Amounts
July 2017	$0.0360
August	0.0360
September	0.0360
October	0.0360
November	0.0360
December 2017	0.0330
Total Distributions from Net Investment Income	$0.2130

Current Distribution Rate*	5.20%
*	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2017, the Fund had a positive UNII balance based upon our best estimate, for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

SHARE REPURCHASES

During August 2017, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate up to approximately 10% of its outstanding shares.

NUVEEN	9

Share Information (continued)

As of December 31, 2017, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JMM
Shares cummulatively repurchased and retired	1,800
Shares authorized for repurchase	945,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER SHARE INFORMATION

As of December 31, 2017, and during the current reporting period, the Fund’s share price was trading at premium/(discount) to its NAV as shown in the accompanying table.

NAV	$8.13
Share price	$7.62
Premium/(Discount) to NAV	(6.27)%
12-month average premium/(discount) to NAV	(7.61)%

10	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Multi-Market Income Fund (JMM)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including hedging risk are described in more detail on the Fund’s web page at www.nuveen.com/JMM.

NUVEEN	11

JMM

Nuveen Multi-Market Income Fund

Performance Overview and Holding Summaries as of December 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JMM at NAV	2.26%	6.31%	4.66%	6.56%
JMM at Share Price	4.63%	10.47%	4.37%	7.19%
Bloomberg Barclays U.S. Government/Mortgage Bond Index	0.72%	2.37%	1.59%	3.51%
Blended Benchmark	1.15%	3.64%	2.65%	4.67%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

12	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Asset-Backed and Mortgage-Backed Securities	106.5%
Corporate Bonds	31.7%
Contingent Capital Securities	0.7%
Investment Companies	0.7%
Convertible Preferred Securities	0.3%
$1,000 Par (or similar) Institutional Preferred	0.3%
Sovereign Debt	0.3%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	(15.6)%
Net Assets Plus Reverse Repurchase Agreements	125.6%
Reverse Repurchase Agreements	(25.6)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Asset-Backed and Mortgaged-Backed Securities	75.4%
Media	2.1%
Oil, Gas & Consumable Fuels	2.0%
Diversified Telecommunication Services	1.9%
Metals & Mining	1.8%
Chemicals	1.7%
Other	14.6%
Repurchase Agreements	0.5%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)

AAA	1.2%
AA	6.3%
A	9.9%
BBB	22.2%
BB or Lower	25.7%
U.S. Treasury/Agency	31.9%
N/R (not rated)	2.3%
N/A (not applicable)	0.5%
Total	100%

NUVEEN	13

JMM

Nuveen Multi-Market Income Fund
Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		LONG-TERM INVESTMENTS – 140.5% (99.5% of Total Investments)

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 106.5% (75.4% of Total Investments)

$1,092		321 Henderson Receivables LLC, Series 2012-1A, 144A	7.140%	2/15/67	A3	$1,185,175
500		321 Henderson Receivables LLC, Series 2016-1A, 144A	5.190%	6/17/69	Baa2	491,174
496		321 Henderson Receivables LLC, Series 2017-1A, 144A	3.990%	8/16/60	Aaa	508,663
322		321 Henderson Receivables LLC., Series 2010-1A, 144A	9.310%	7/15/61	Aa1	373,777
451		321 Henderson Receivables Trust Series 2012-2A, 144A	6.770%	10/17/61	A3	478,192
299		ACE Securities Corporation, Manufactured Housing Trust Series 2003-MH1, 144A	6.500%	8/15/30	AA	337,717
750		American Homes 4 Rent, Series 2015-SFR2, 144A	5.036%	10/17/45	Baa2	807,711
1,712		American Homes 4 Rent, Series 2015-SFR2, 144A	0.000%	10/17/45	N/R	17
405		AmeriCold LLC Trust, Series 2010, 144A	6.811%	1/14/29	A+	442,257
500		Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB–	409,645
45		Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/37	C	6,017
27		Barclays BCAP LLC Trust, Resecuritized Series 2009-RR14, 144A	6.000%	5/26/37	A	27,502
500		Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP, 144A	4.284%	9/10/28	BBB–	503,464
45		Bayview Financial Acquisition Trust 2003-AA, 144A	6.072%	2/25/33	A+	45,136
88		Bayview Financial Acquisition Trust Series 2006C	5.852%	11/28/36	Caa3	85,664
98		Bayview Financial Acquisition Trust, Series 2006-C	5.638%	11/28/36	Ba1	100,563
138		Bayview Financial Acquisition Trust, Series 2006-D	6.432%	12/28/36	Aa1	138,954
77		Bayview Financial Acquisition Trust, Series 2007-A	6.205%	5/28/37	AAA	78,842
505		Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/35	A+	506,597
—	(3)	Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2006-A	5.704%	2/28/41	AAA	344
168		Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-3	5.160%	3/25/33	BB+	171,216
275		Commercial Mortgage Pass-Through Certificates 2015-CR22	4.123%	3/10/48	A–	273,114
500		Commercial Mortgage Pass-Through Certificates, Series 2015-CR24	3.463%	8/10/48	BBB–	407,377
511		Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.493%	10/10/48	A–	496,136
500		Commercial Mortgage Pass-Through Certificates, Series 2016-SAVA, 144A	4.432%	10/15/34	A–	501,221
500		Commonbond Student Loan Trust, Series 2017-BGC, 144A	4.440%	9/25/42	Baa1	498,554
188		CountryWide Alternative Loan Trust 2005-86CB A10	5.500%	2/25/36	Caa3	165,717
140		Countrywide Alternative Loan Trust, Mortgage Pass Through Certificates, Series 2003-J3	5.250%	11/25/33	BBB	139,331
176		Countrywide Alternative Loan Trust, Mortgage Pass Through Certificates, Series 2004-J2	6.500%	3/25/34	AA	182,098
165		Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-47CB	5.500%	10/25/35	Caa3	140,709
292		Countrywide Asset-Backed Certificates Trust, Series 2004-13	5.603%	5/25/35	Baa1	295,936
101		Credit Suisse Commercial Mortgage Trust 2009-3R, 144A	6.000%	1/27/37	AAA	100,977
183		Credit Suisse CSMC Mortgage-Backed Trust, Pass-Through Certificates, Series 2006-7	6.000%	8/25/36	Caa3	149,120
530		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.153%	4/25/33	Ba1	526,566
106		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2005-11 6A7	6.000%	12/25/35	D	7,416
182		Credit Suisse First Boston Mortgage Securities, Home Equity Mortgage Pass- Through Certificates, Series 2004-6	5.821%	4/25/35	BB	183,880
683		Credit-Based Asset Servicing and Securitization Pool 2007-SP1, 144A	6.020%	12/25/37	AA	700,317
520		DB Master Finance LLC, Series 2015-1A, 144A	3.980%	2/20/45	BBB	531,063
364		Dominos Pizza Master Issuer LLC, Series 2015-1A, 144A	4.474%	10/25/45	BBB+	372,308
666		Dominos Pizza Master Issuer LLC, Series 2017-1A, 144A	3.082%	7/25/47	BBB+	659,014
764		Driven Brands Funding LLC, HONK 2015-1A, 144A	5.216%	7/20/45	BBB–	789,862
601		Exeter Auto Receivables Trust, Series 2013-2A, 144A	6.810%	8/17/20	AA	605,818

14	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$500	Exeter Auto Receivables, Series 2014-1A, 144A	5.530%	2/16/21	A	$508,089
5	Fannie Mae Mortgage Pool, (4)	5.000%	11/1/18	N/R	4,933
27	Fannie Mae Mortgage Pool, (4)	5.000%	2/1/21	N/R	28,077
897	Fannie Mae Mortgage Pool, (4)	3.500%	12/1/26	N/R	926,563
858	Fannie Mae Mortgage Pool, (4)	3.500%	1/1/27	N/R	886,366
38	Fannie Mae Mortgage Pool, (4)	6.000%	5/1/29	N/R	42,739
22	Fannie Mae Mortgage Pool, (4)	7.000%	9/1/31	N/R	23,449
28	Fannie Mae Mortgage Pool, (4)	5.500%	6/1/33	N/R	31,105
91	Fannie Mae Mortgage Pool, (4)	6.000%	1/1/34	N/R	101,955
102	Fannie Mae Mortgage Pool, (4)	5.500%	2/1/34	N/R	113,664
98	Fannie Mae Mortgage Pool, (4)	6.000%	3/1/34	N/R	106,735
84	Fannie Mae Mortgage Pool, (4)	6.000%	1/1/35	N/R	94,878
51	Fannie Mae Mortgage Pool, (4)	5.000%	7/1/35	N/R	55,025
21	Fannie Mae Mortgage Pool, (4)	5.500%	3/1/36	N/R	23,594
41	Fannie Mae Mortgage Pool, (4)	6.000%	6/1/36	N/R	46,051
81	Fannie Mae Mortgage Pool, (4)	5.500%	4/1/37	N/R	89,135
79	Fannie Mae Mortgage Pool, (4)	5.500%	6/1/38	N/R	87,175
1,549	Fannie Mae Mortgage Pool, (4)	3.500%	2/1/44	N/R	1,592,683
2,180	Fannie Mae Mortgage Pool, (4)	3.500%	5/1/46	N/R	2,243,349
1,426	Fannie Mae Mortgage Pool	4.000%	7/1/47	N/R	1,492,917
104	Fannie Mae REMIC Pass-Through Certificates	7.500%	2/25/42	Aaa	115,775
524	Fannie Mae REMIC Pass-Through Certificates	3.742%	12/25/42	CCC	228,653
2,975	Fannie Mae TBA, (MDR), (WI/DD)	4.500%	TBA	N/R	3,161,384
4,605	Fannie Mae TBA, (MDR), (WI/DD)	4.000%	TBA	N/R	4,811,736
2,000	Fannie Mae TBA, (MDR), (WI/DD)	3.500%	TBA	N/R	2,051,319
2,500	Fannie Mae TBA, (MDR), (WI/DD)	3.000%	TBA	N/R	2,497,082
3,220	Federal Home Loan Mortgage Corporation, Mortgage Pool, (4)	3.000%	4/1/43	N/R	3,240,838
400	Finance of America Structured Security Trust, Series 2017-HB1, 144A	3.624%	11/25/27	Baa2	399,180
632	Focus Brands Funding LLC, Asset Backed Security, 144A	5.093%	4/30/47	BBB	660,693
498	Focus Brands Funding LLC, Asset Backed Security, 144A	3.857%	4/30/47	BBB	503,226
2,010	Freddie Mac Gold Mortgage Pool, (4)	3.000%	1/1/29	N/R	2,049,159
2,850	Freddie Mac Gold Mortgage Pool, (4)	3.000%	6/1/46	N/R	2,855,931
27	Freddie Mac Mortgage Pool, Various, (4)	6.500%	11/1/28	N/R	30,081
1,356	Freddie Mac Mortgage Pool, (4)	3.500%	1/1/44	N/R	1,399,599
1,317	Freddie Mac Mortgage Pool, (4)	3.500%	2/1/44	N/R	1,359,628
2,611	Freddie Mac Mortgage Trust, Structured Pass-Through Certificates, Series 2011 K-10, (4)	3.000%	2/1/47	N/R	2,615,388
500	Freddie Mac Mortgage Trust, 144A	3.487%	11/25/23	BBB–	474,386
750	Freddie Mac Mortgage Trust, 144A	3.872%	4/25/45	A	754,074
750	Freddie Mac Mortgage Trust, 144A	3.362%	5/25/45	AA	751,038
199	Freddie Mac Mortgage Trust, 144A	4.243%	12/25/45	Baa1	200,257
250	Freddie Mac MultiFamily Mortgage Trust, Structured Pass Through Certificates, Series 2015-K714, 144A	3.980%	1/25/47	Baa1	250,571
500	GMAT Trust Mortgage Pool 2013-1A, 144A	5.000%	11/25/43	N/R	413,785
500	Goldman Sachs Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2013-GC16, 144A	5.327%	11/10/46	Baa3	485,351
104	Goldman Sachs Mortgage Securities Corporation, GSMPS Mortgage Pass Through Certificates, Series 2001-2, 144A	7.500%	6/19/32	CCC	103,844
595	Goldman Sachs Mortgage Securities Corporation, GSMPS Mortgage Pass Through Certificates, Series 2003-3, 144A	7.000%	6/25/43	BBB	661,939
62	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-10 1A1	3.378%	10/25/33	A	62,107
517	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP1, 144A	8.500%	1/25/35	B2	582,909
712	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2, 144A	7.500%	3/25/35	B1	766,140
486	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2, 144A	8.000%	9/25/35	B3	524,282
792	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2, 144A	7.500%	9/25/35	B3	836,696
500	Goldman Sachs Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	413,574
240	Government National Mortgage Association Pool, (4)	5.500%	8/15/33	N/R	271,057

NUVEEN	15

JMM	Nuveen Multi-Market Income Fund
	Portfolio of Investments (continued)	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$114	Government National Mortgage Association Pool, (4)	6.000%	7/15/34	N/R	$127,652
315	GP Portfolio Trust 2014-GPP A, 144A	4.477%	2/15/27	BBB–	315,752
282	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	272,570
40	IndyMac MBS Inc., Residential Asset Securitization Trust, Mortgage Pass Through Certificates, Series 2004-A2	4.000%	5/25/34	AA+	40,071
499	Jimmy Johns Funding LLC, Series 2017-1A, 144A	3.610%	7/30/47	BBB	500,670
330	JP Morgan Alternative Loan Trust 2006-S1, Mortgage Pass-Through Certificates	6.500%	3/25/36	D	293,675
750	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C4 C, 144A	5.397%	7/15/46	A	795,407
500	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2016-JP4, 144A	3.460%	12/15/49	BBB–	405,339
500	JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, 144A	3.000%	10/15/50	BBB–	402,446
52	Lehman ABS Manufactured Housing Contract Asset Backed Certificates, Series 2001B	4.350%	4/15/40	AA	52,397
400	Master RePerforming Loan Trust 2005-1, 144A	7.500%	8/25/34	B3	413,316
78	Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/36	AA	78,297
1,168	Mid-State Capital Corporation Trust Notes, Series 2004-1 A	6.005%	8/15/37	AA+	1,259,815
962	Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/40	AA	1,038,030
80	Mid-State Trust 2004-A	8.900%	8/15/37	BBB	90,473
187	Mid-State Trust 2010-1, 144A	7.000%	12/15/45	A	203,648
764	Mid-State Trust 2010-1, 144A	5.250%	12/15/45	AA	800,015
291	Mid-State Trust XI	5.598%	7/15/38	BBB	307,677
500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, 144A	4.755%	6/15/47	BBB–	440,549
500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.241%	4/15/48	BBB–	431,088
500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25	3.068%	10/15/48	BBB–	405,824
500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28	4.594%	1/15/49	A3	517,339
101	Morgan Stanley Mortgage Loan Trust, Pass Through Certificates, 2006-2	5.750%	2/25/36	Caa2	100,877
332	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/34	BBB–	338,597
405	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates, 2004-5 6A1	7.000%	6/25/34	A+	423,766
348	Mortgage Asset Securitization Transactions Inc., Mortgage Pass Through Certificates, Series 2003-11	5.250%	12/25/33	A	351,591
400	New Residential Advance Receivable Trust , Series 2016-T1, 144A	4.377%	6/15/49	BBB	399,970
500	New Residential Advance Receivable Trust, Series 2017-T1, 144A	4.002%	2/15/51	BBB	497,345
532	New Residential Mortgage Loan Trust, Mortgage Pass Through Certificates, Series 2014-1A, 144A	6.018%	1/25/54	BB	560,319
76	Oakwood Mortgage Investors Inc., Series 1999-A	6.090%	4/15/29	Aa1	75,970
500	OMART Receivables Trust, Series 2016-T2, 144A	4.446%	8/16/49	BBB	487,337
500	OMART Receivables Trust, Series 2017-T1, 144A	3.536%	9/15/48	BBB	499,943
500	Pretium Mortgage Credit Partners I, Series 2017-NPL1, 144A	5.500%	4/29/32	N/R	487,231
500	Progress Residential Trust, Series 2017- SFR2, 144A	3.595%	12/17/34	Baa2	496,341
500	Prosper Marketplace Issuance Trust, Series 2017-3A, 144A	3.360%	11/15/23	BBB–	500,062
275	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2005-4 A6	5.749%	2/25/36	Caa1	276,134
597	Residential Asset Securities Corporation , Home Equity Mortgage Asset Backed Pass Through Certificates, Series 2004-KS1	5.721%	2/25/34	A+	609,484
67	Residential Funding Mortgage Securities II, Inc., Home Loan Backed Notes Trust 2003-HI4	6.030%	2/25/29	A+	67,832
205	Salomon Brothers Commercial Mortgage Trust Pass-Through VII Certificates, Series 2003-1 A2, 144A	6.000%	9/25/33	BB	206,997
494	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2017-CH2, 144A	4.000%	12/25/47	Aaa	503,339
242	Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-29	5.250%	9/25/33	A	246,554
1,136	Taco Bell Funding LLC, Series 2016-1A, 144A	3.832%	5/25/46	BBB	1,151,036
500	Vericrest Opportunity Loan Transferee, Series 2015-NP14, 144A	4.875%	11/27/45	N/R	498,745

16	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$500	Vericrest Opportunity Loan Transferee, Series 2017-NPL1, 144A	6.000%	2/25/47	N/R	$501,650
500	Vericrest Opportunity Loan Transferee, Series 2017-NPL5, 144A	5.375%	5/28/47	N/R	500,054
500	Verus Securitization Trust, Series 2017-1A, 144A	5.273%	1/25/47	BBB	500,122
18	Walter Investment Management Company Capital Trust, Series 2012-AA, 144A	4.549%	10/16/50	A	17,870
33	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-MS1	5.250%	2/25/18	N/R	33,293
470	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-MS4	5.500%	2/25/33	BB	472,983
171	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-S6	4.500%	7/25/18	BBB	170,872
118	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-S8	5.000%	9/25/18	AA	117,796
32	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.288%	8/25/38	AA	33,348
500	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C30, 144A	4.497%	9/15/58	BBB–	449,272
500	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage-Pass Through Certificates, Series 2015-C26, 144A	3.586%	2/15/48	BBB–	392,649
750	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3, 144A	5.335%	3/15/44	A1	783,755
855	Wendys Funding LLC, Series 2015-1A, 144A	4.080%	6/15/45	BBB	875,524
350	Wendys Funding LLC, Series 2018-1A, 144A (WI/DD)	3.573%	3/15/48	BBB	349,891
250	WF-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2, 144A	5.392%	2/15/44	Aa2	262,419
$82,998	Total Asset-Backed Securities and Mortgage-Backed Securities (cost $81,040,628)				81,888,343

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 31.7% (22.5% of Total Investments)

	Aerospace & Defense – 1.0%

$300	Bombardier Inc., 144A	8.750%	12/01/21	B	$330,000
300	Triumph Group Inc.	4.875%	4/01/21	B–	294,750
150	Triumph Group Inc.	5.250%	6/01/22	B–	147,000
750	Total Aerospace & Defense				771,750

	Auto Components – 0.3%

250	American & Axle Manufacturing Inc., 144A	6.250%	4/01/25	BB–	263,125

	Automobiles – 0.2%

100	Ford Motor Company	7.450%	7/16/31	BBB	130,677

	Banks – 1.0%

250	CIT Group Inc., Series A	5.800%	12/31/99	B+	257,500
500	Citigroup Inc.	4.500%	1/14/22	A	531,821
750	Total Banks				789,321

	Capital Markets – 0.7%

500	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	554,353

	Chemicals – 2.4%

200	CF Industries Inc.	3.450%	6/01/23	BB+	197,250
250	Chemours Co	5.375%	5/15/27	BB–	258,750
100	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	107,625
200	FXI Holdings, Inc., 144A	7.875%	11/01/24	B	199,560
100	Hexion Inc.	6.625%	4/15/20	CCC+	89,750
200	Huntsman International LLC	4.875%	11/15/20	BB	208,000
200	Kissner Group Holdings LP, 144A	8.375%	12/01/22	B	202,000

NUVEEN	17

JMM	Nuveen Multi-Market Income Fund
	Portfolio of Investments (continued)	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Chemicals (continued)

$375	NOVA Chemicals Corporation, 144A	5.000%	5/01/25	BBB–	$374,062
200	Platform Specialty Products Corporation, 144A	6.500%	2/01/22	B+	206,750
1,825	Total Chemicals				1,843,747

	Commercial Services & Supplies – 1.5%

150	APX Group, Inc.	8.750%	12/01/20	CCC	153,188
200	Arch Merger Sub Inc., 144A	8.500%	9/15/25	B–	185,000
300	GFL Environmental Corporation, 144A	5.625%	5/01/22	B–	311,250
240	International Lease Finance Corporation	6.250%	5/15/19	BBB–	251,476
250	R.R. Donnelley & Sons Company	7.875%	3/15/21	B	260,000
1,140	Total Commercial Services & Supplies				1,160,914

	Containers & Packaging – 0.3%

200	Coveris Holdings SA, 144A	7.875%	11/01/19	CCC+	198,500

	Diversified Consumer Services – 0.4%

250	Prime Security Services Borrower LLC / Prime Finance, Inc., 144A	9.250%	5/15/23	B–	277,500

	Diversified Telecommunication Services – 2.6%

300	AT&T, Inc.	3.800%	3/15/22	A–	310,009
250	CenturyLink Inc.	6.750%	12/01/23	BB	245,000
99	Frontier Communications Corporation	8.500%	4/15/20	B+	82,170
350	GCI Inc.	6.875%	4/15/25	BB–	372,750
100	IntelSat Jackson Holdings	7.500%	4/01/21	CCC+	91,000
200	Level 3 Financing Inc.	5.250%	3/15/26	BB	196,310
500	Qwest Corporation	6.750%	12/01/21	BBB–	538,384
200	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB	198,719
1,999	Total Diversified Telecommunication Services				2,034,342

	Electric Utilities – 0.6%

200	ACWA Power Management And Investment One Ltd, 144A	5.950%	12/15/39	BBB–	204,740
300	Intergen NV, 144A	7.000%	6/30/23	B1	290,250
500	Total Electric Utilities				494,990

	Electrical Equipment – 0.3%

220	Park Aerospace Holdings Limited, 144A	5.500%	2/15/24	BB	218,350

	Electronic Equipment, Instruments & Components – 0.3%

250	Ingram Micro Inc.	5.000%	8/10/22	BBB–	245,071

	Energy Equipment & Services – 0.4%

150	Ensco PLC	4.500%	10/01/24	BB–	126,000
200	SESI, LLC	7.125%	12/15/21	BB–	205,000
350	Total Energy Equipment & Services				331,000

	Equity Real Estate Investment Trusts – 1.3%

300	CommomWealth REIT	5.875%	9/15/20	Baa2	316,908
250	Geo Group Inc.	6.000%	4/15/26	B+	256,875
390	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	389,818
940	Total Equity Real Estate Investment Trusts				963,601

	Food Products – 0.3%

200	Fage International SA/ FAGE USA Dairy Industry, Inc., 144A	5.625%	8/15/26	BB–	193,250

	Gas Utilities – 0.9%

250	AmeriGas Partners LP/AmeriGas Finance Corporation	5.500%	5/20/25	BB	252,500
300	Ferrellgas LP, 144A	6.750%	1/15/22	B–	277,500
150	Suburban Propane Partners LP	5.750%	3/01/25	BB–	148,125
700	Total Gas Utilities				678,125

18	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services – 0.7%

$175	Community Health Systems, Inc.	6.875%	2/01/22	CCC	$100,625
175	HCA Inc.	5.250%	6/15/26	BBB–	185,500
275	Kindred Healthcare Inc.	6.375%	4/15/22	B–	279,125
625	Total Health Care Providers & Services				565,250

	Health Care Technology – 0.3%

250	Exela Intermediate LLC / Exela Financial Inc., 144A	10.000%	7/15/23	B	243,125

	Hotels, Restaurants & Leisure – 0.6%

250	Carlson Travel, Inc., 144A	6.750%	12/16/23	B	226,250
250	Viking Cruises Limited, 144A	5.875%	9/15/27	B	254,375
500	Total Hotels, Restaurants & Leisure				480,625

	Household Durables – 1.3%

250	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	255,000
250	M-I Homes Inc.	5.625%	8/01/25	BB–	253,730
250	PulteGroup Inc.	4.250%	3/01/21	BB+	257,500
250	William Lyon Homes Incorporated	5.875%	1/31/25	B+	255,313
1,000	Total Household Durables				1,021,543

	Independent Power & Renewable Electricity Producers – 0.5%

200	Dynegy Inc., 144A	8.000%	1/15/25	B+	216,500
200	Talen Energy Supply LLC	6.500%	6/01/25	B+	162,500
400	Total Independent Power & Renewable Electricity Producers				379,000

	Insurance – 0.1%

130	Genworth Holdings Inc.	4.800%	2/15/24	B	110,500

	Internet Software & Services – 0.6%

250	Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	267,500
200	Inception Merger Sub Inc. / Rackspace Hosting Inc., 144A	8.625%	11/15/24	BB–	213,500
450	Total Internet Software & Services				481,000

	IT Services – 0.7%

250	Booz Allen Hamilton Inc., 144A	5.125%	5/01/25	B+	250,625
300	Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	306,000
550	Total IT Services				556,625

	Machinery – 0.2%

150	Navistar International Corporation, 144A	6.625%	11/01/25	B–	156,507

	Media – 3.0%

250	CBS Radio, Inc., 144A	7.250%	11/01/24	B–	263,594
300	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation	4.908%	7/23/25	BBB–	318,883
200	National CineMedia LLC	6.000%	4/15/22	Ba3	202,500
350	Neptune Finco Corporation, 144A	10.125%	1/15/23	B+	394,187
200	Post Holdings Inc., 144A	5.625%	1/15/28	B	200,750
200	Quebecor Media Inc.	5.750%	1/15/23	B+	212,000
500	SFR Group SA, 144A	7.375%	5/01/26	B+	515,000
200	VTR Finance BV, 144A	6.875%	1/15/24	BB–	211,000
2,200	Total Media				2,317,914

	Metals & Mining – 2.7%

250	Alcoa Nederland Holding BV, 144A	6.750%	9/30/24	BB+	272,500
175	Allegheny Technologies Inc.	5.950%	1/15/21	B	178,500
120	Arconic Inc.	5.400%	4/15/21	BBB–	127,320
300	Eldorado Gold Corporation, 144A	6.125%	12/15/20	B+	297,000
150	Freeport McMoRan, Inc.	3.875%	3/15/23	BB+	149,250

NUVEEN	19

JMM	Nuveen Multi-Market Income Fund
	Portfolio of Investments (continued)	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining (continued)

$250	IAMGOLD Corporation	7.000%	4/15/25	B+	$258,125
150	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 144A	7.500%	6/15/25	BB–	156,750
150	Taseko Mines Limited, 144A	8.750%	6/15/22	B–	153,563
159	United States Steel Corporation, 144A	8.375%	7/01/21	BB+	172,594
200	Warrior Met Coal LLC, 144A	8.000%	11/01/24	B–	206,500
1,904	Total Metals & Mining				1,972,102

	Oil, Gas & Consumable Fuels – 3.0%

70	Calumet Specialty Products	7.625%	1/15/22	CCC+	70,087
200	Energy Transfer Equity LP	5.500%	6/01/27	BB+	204,000
200	Genesis Energy LP	5.625%	6/15/24	BB–	195,000
250	NGL Energy Partners LP/Fin Co	7.500%	11/01/23	B+	258,750
275	PBF Holding Company LLC	7.250%	6/15/25	BB	289,094
200	Southwestern Energy Company	7.500%	4/01/26	BB	212,500
500	Transocean Inc., 144A	9.000%	7/15/23	BB	540,625
200	Ultra Resources, Inc., 144A	7.125%	4/15/25	BB	199,500
250	Whiting Petroleum Corporation, 144A	6.625%	1/15/26	BB–	255,000
2,145	Total Oil, Gas & Consumable Fuels				2,224,556

	Paper & Forest Products – 0.3%

250	Domtar Corporation	4.400%	4/01/22	BBB–	262,978

	Real Estate Management & Development – 0.7%

250	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB	258,125
300	Mattamy Group Corporation, 144A	6.875%	12/15/23	BB	317,250
550	Total Real Estate Management & Development				575,375

	Road & Rail – 0.5%

200	Avis Budget Car Rental, 144A	6.375%	4/01/24	BB–	208,060
200	The Hertz Corporation, 144A	7.625%	6/01/22	BB–	209,500
400	Total Road & Rail				417,560

	Specialty Retail – 0.3%

205	L Brands, Inc.	6.875%	11/01/35	BB+	207,050

	Technology Hardware, Storage & Peripherals – 0.2%

175	NCR Corporation	4.625%	2/15/21	BB	176,531

	Textiles, Apparel & Luxury Goods – 0.3%

225	Levi Strauss & Company	5.000%	5/01/25	BB+	234,562

	Tobacco – 0.3%

250	Vector Group Limited	6.125%	2/01/25	BB–	258,750

	Wireless Telecommunication Services – 0.9%

200	Digicel Limited, 144A	6.000%	4/15/21	B1	196,848
250	Hughes Satellite Systems Corporation	6.625%	8/01/26	BB–	261,875
200	Sprint Capital Corporation	6.875%	11/15/28	B+	201,250
650	Total Wireless Telecommunication Services				659,973
$23,933	Total Corporate Bonds (cost $24,296,337)				24,450,142

20	NUVEEN

Principal Amount (000)	Description (1), (7)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 0.7% (0.5% of Total Investments)

	Banks – 0.4%

$200	Banco Bilbao Vizcaya Argentaria S.A	6.125%	N/A (5)	Ba2	$206,250
100	Lloyds Banking Group PLC	7.500%	N/A (5)	BB+	113,375
200	Societe Generale, 144A	7.375%	N/A (5)	BB+	216,760
$500	Total Contingent Capital Securities (cost $304,579)				536,385

Shares	Description (1), (6)				Value

	INVESTMENT COMPANIES – 0.7% (0.5% of Total Investments)

32,000	Blackrock Credit Allocation Income Trust IV				$426,240
7,036	Pioneer Floating Rate Trust				80,703
	Total Investment Companies (cost $483,429)				506,943

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.3% (0.2% of Total Investments)

	Banks – 0.3%

200	Bank of America Corporation	7.250%		BBB–	$263,800
	Total Convertible Preferred Securities (cost $159,350)				263,800

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 0.3% (0.2% of Total Investments)

	Commercial Services & Supplies – 0.3%

$200	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB	$218,500
$200	Total $1,000 Par (or similar) Institutional Preferred (cost $203,931)				218,500

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.3% (0.2% of Total Investments)

	Argentina – 0.2%

$100	Republic of Argentina	5.625%	1/26/22	B+	$105,500

	El Salvador – 0.1%

100	Republic of El Salvador, 144A	5.875%	1/30/25	B–	100,500
$200	Total Sovereign Debt (cost $199,601)				206,000
	Total Long-Term Investments (cost $106,687,855)				108,070,113

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.7% (0.5% of Total Investments)

	REPURCHASE AGREEMENTS – 0.7% (0.5% of Total Investments)

$537	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/17, repurchase price $536,895, collateralized by $525,000 U.S. Treasury Notes, 0.125%, due 4/15/19, value $551,082	0.540%	1/02/18		$536,863
	Total Short-Term Investments (cost $536,863)				536,863
	Total Investments (cost $107,224,718) – 141.2%				108,606,976
	Reverse Repurchase Agreements – (25.6)%				(19,719,000)
	Other Assets Less Liabilities – (15.6)% (8)				(11,951,473)
	Net Assets – 100%				$76,936,503

NUVEEN	21

JMM	Nuveen Multi-Market Income Fund
	Portfolio of Investments (continued)	December 31, 2017 (Unaudited)

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value*	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(38)	3/18	$(4,436,550)	$(4,414,234)	$22,408	$(3,563)
U.S. Treasury 10-Year Note	Short	(79)	3/18	(9,848,159)	(9,799,703)	48,455	(16,047)
U.S. Treasury 10-Year Ultra Note	Short	(74)	3/18	(9,900,849)	(9,883,625)	17,410	(20,811)
U.S. Treasury Long Bond	Short	(18)	3/18	(2,758,865)	(2,754,000)	4,911	(5,063)
U.S. Treasury Ultra Bond	Long	49	3/18	8,170,024	8,215,156	45,260	21,438
				$(18,774,399)	$(18,636,406)	$138,444	$(24,046)
Total receivable for variation margin on futures contracts							$21,438
Total payable for variation margin on futures contracts							$(45,484)
*	The aggregate value of long and short positions is $8,170,024 and $(26,944,423), respectively.

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Optional Maturity Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$17,000,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$181,143	$181,143

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) rounds to less than $1,000.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements.

(5)	Perpetual security. Maturity date is not applicable.

(6)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(7)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms for the benefit of the issuer. For example the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

MDR	Denotes investment is subject to dollar roll transactions.

REIT	Real Estate Investment Trust

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

22	NUVEEN

Statement of Assets and Liabilities	December 31, 2017 (Unaudited)

Assets
Long-term investments, at value (cost $106,687,855)	$108,070,113
Short-term investments, at value (cost approximates value)	536,863
Cash	232,856
Cash collateral at broker for investments in futures contracts(1)	303,290
Unrealized appreciation on interest rate swaps	181,143
Receivable for:
Dividends	6,191
Interest	629,094
Paydowns	6,509
Variation margin on futures contracts	21,438
Other assets	937
Total assets	109,988,434
Liabilities
Reverse repurchase agreements	19,719,000
Payable for:
Investments purchased	13,081,708
Variation margin on futures contracts	45,484
Accrued expenses:
Interest	12,522
Management fees	79,649
Trustees fees	839
Other	112,729
Total liabilities	33,051,931
Net assets	$76,936,503
Shares outstanding	9,462,350
Net asset value (“NAV”) per share outstanding	$8.13
Net assets consist of:
Shares, $0.01 par value per share	$94,624
Paid-in surplus	82,347,966
Undistributed (Over-distribution of) net investment income	(261,215)
Accumulated net realized gain (loss)	(6,946,717)
Net unrealized appreciation (depreciation)	1,701,845
Net assets	$76,936,503
Authorized shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in futures contracts.

See accompanying notes to financial statements.

NUVEEN	23

Statement of Operations	Six Months Ended December 31, 2017 (Unaudited)

Investment Income
Dividends	$25,549
Interest	2,327,523
Total investment income	2,353,072
Expenses
Management fees	477,042
Interest expense	125,868
Custodian fees	42,103
Trustees fees	1,990
Professional fees	19,453
Shareholder reporting expenses	22,631
Shareholder servicing agent fees	9,092
Stock exchange listing fees	3,508
Investor relations expense	5,396
Other	12,787
Total expenses	719,870
Net investment income (loss)	1,633,202
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(594,561)
Futures contracts	172,322
Change in net unrealized appreciation (depreciation) of:
Investments	364,975
Futures contracts	109,273
Swaps	119,805
Net realized and unrealized gain (loss)	171,814
Net increase (decrease) in net assets from operations	$1,805,016

See accompanying notes to financial statements.

24	NUVEEN

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 12/31/17	Year Ended 6/30/17
Operations
Net investment income (loss)	$1,633,202	$3,681,049
Net realized gain (loss) from:
Investments	(594,561)	(1,133,510)
Futures contracts	172,322	(36,522)
Change in net unrealized appreciation (depreciation) of:
Investments	364,975	1,965,121
Futures contracts	109,273	347,704
Swaps	119,805	61,338
Net increase (decrease) in net assets from operations	1,805,016	4,885,180
Distributions to Shareholders
From net investment income	(2,015,481)	(4,087,735)
Decrease in net assets from distributions to shareholders	(2,015,481)	(4,087,735)
Net increase (decrease) in net assets	(210,465)	797,445
Net assets at the beginning of period	77,146,968	76,349,523
Net assets at the end of period	$76,936,503	$77,146,968
Undistributed (Over-distribution of) net investment income at the end of period	$(261,215)	$121,064

See accompanying notes to financial statements.

NUVEEN	25

Statement of Cash Flows	Six Months Ended December 31, 2017 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$1,805,016
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(91,613,605)
Proceeds from sales and maturities of investments	91,348,553
Proceeds from (Purchases of) short-term investments, net	2,544,103
Amortization (Accretion) of premiums and discounts, net	13,005
(Increase) Decrease in:
Cash collateral at broker for investments in futures contracts	(228,290)
Receivable for dividends	(2,566)
Receivable for interest	9,432
Receivable for investments sold	142,104
Receivable for paydowns	(4,369)
Receivable for variation margin on futures	(4,844)
Other assets	3,738
Increase (Decrease) in:
Payable for investments purchased	(281,759)
Payable for variation margin on futures contracts	44,109
Accrued interest	8,445
Accrued management fees	903
Accrued Trustees fees	(488)
Accrued other expenses	1,249
Net realized (gain) loss from:
Investments	594,561
Paydowns	34,624
Change in net unrealized appreciation (depreciation) of:
Investments	(364,975)
Swaps	(119,805)
Net cash provided by (used in) operating activities	3,929,141
Cash Flows from Financing Activities:
Net borrowings through reverse repurchase agreements	(1,362,000)
Cash distributions paid to shareholders	(2,334,285)
Net cash provided by (used in) financing activities	(3,696,285)
Net Increase (Decrease) in Cash	232,856
Cash at the beginning of period	—
Cash at the end of period	$232,856

Supplemental Disclosures of Cash Flow Information
Cash paid for interest	$117,423

See accompanying notes to financial statements.

26	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	27

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount From Shares Repurchase and Retired		Ending NAV	Ending Share Price
Year Ended 6/30:
2018(g)	$8.15	$0.17	$0.02	$0.19	$(0.21)	$—	$—	$(0.21)	$—		$8.13	$7.62
2017	8.07	0.39	0.12	0.51	(0.43)	—	—	(0.43)	—		8.15	7.49
2016	8.40	0.41	(0.26)	0.15	(0.48)	—	—	(0.48)	—	**	8.07	7.48
2015	8.72	0.47	(0.31)	0.16	(0.48)	—	—	(0.48)	—		8.40	7.21
2014(f)	8.34	0.40	0.39	0.79	(0.41)	—	—	(0.41)	—		8.72	7.77
Year Ended 8/31:
2013	8.49	0.53	(0.12)	0.41	(0.56)	—	—	(0.56)	—		8.34	7.25
2012	8.42	0.59	0.10	0.69	(0.60)	—	(0.02)	(0.62)	—		8.49	8.10

28	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.26%	4.63%	$76,937	1.85	%*	4.20	%*	1.85	%*	4.20	%*	96%
6.62	6.08	77,147	1.71		4.72		1.64		4.79		191
1.89	10.86	76,350	1.68		4.66		1.30		5.05		205
1.88	(1.24)	79,498	1.60		5.14		1.26		5.47		143
9.68	13.10	82,558	1.22	*	5.68	*	1.22	*	5.68	*	251

4.93	(4.19)	78,902	1.18		6.20		1.18		6.20		310
8.56	13.58	80,366	1.25		7.05		1.25		7.05		260

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements (as described in Note 8 – Fund Leverage, Reverse Repurchase Agreements), where applicable.
•	Each ratio includes the effect of all interest expenses paid and other costs related to reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets
Year Ended 6/30:
2018(g)	0.32	%*
2017	0.23
2016	0.15
2015	0.12
2014(f)	0.06	*
Year Ended 8/31:
2013	0.04
2012	0.06

(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. As of September 8, 2016, the Adviser is no longer contractually reimbursing the Fund for any fees and expenses.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the ten months ended June 30, 2014.
(g)	For the six months ended December 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	29

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Multi-Market Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JMM.” The Fund was organized as a Massachusetts business trust on May 27, 2014 (previously organized as a Virginia corporation).

The end of the reporting period for the Fund is December 31, 2017, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the Fund’s investment portfolio.

Investment Objective and Principal Investment Strategies

The Fund seeks to provide high monthly income consistent with prudent risk to capital. The Fund will invest primarily in debt securities, including, but not limited to, U.S. agency and privately issued mortgage-backed securities, corporate debt securities, and asset-backed securities. Under normal market conditions, at least 65% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment-grade or of comparable quality. No more than 35% of the Fund’s total assets may be held in high-yield issues. The Fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33 1⁄3% of its total assets. The Fund may utilize derivatives including options; futures contracts; options on futures contracts; interest-rate caps, collars and floors; interest-rate, total return, and credit default swap agreements; and options on the foregoing type of swap agreements.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$13,032,832

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest, fees earned from reverse repurchase agreements and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Fees earned from reverse repurchase agreements are further described in Note 8 – Fund Leverage, Reverse Repurchase Agreements.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other

30	NUVEEN

claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

Closing price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Investments in investment companies are valued at their respective net asset value (“NAV”) on valuation date and are generally classified as Level 1.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Asset-Backed and Mortgage-Backed Securities	$—	$81,888,343	$—	$81,888,343
Corporate Bonds	—	24,450,142	—	24,450,142
Contingent Capital Securities	—	536,385	—	536,385
Investment Companies	506,943	—	—	506,943
Convertible Preferred Securities	263,800	—	—	263,800
$1,000 Par (or similar) Institutional Preferred	—	218,500	—	218,500
Sovereign Debt	—	206,000	—	206,000

Short-Term Investments:
Repurchase Agreements	—	536,863	—	536,863

Investments in Derivatives:
Futures Contracts**	138,444	—	—	138,444
Interest Rate Swaps**	—	181,143	—	181,143
Total	$909,187	$108,017,376	$—	$108,926,563
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

32	NUVEEN

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Dollar Roll Transactions

The Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which the Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase a substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Portfolio of Investments as “MDR”, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase. Such compensation is recognized as a component of “Net realized gain (loss) from investments” on the Statement of Operations. Dollar rolls are valued daily.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$536,863	$(536,863)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker will credit the Fund’s account with an amount equal to appreciation. Conversely, if the Fund has unrealized depreciation the clearing broker will debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$24,231,957
*	The average notional amount is calculated based on the absolute aggregate national amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$45,260	Payable for variation margin on futures contracts*	$93,184
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$172,322	$109,273

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

34	NUVEEN

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund used interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$17,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$181,143	—	$—
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amounts not offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$181,143	$—	$181,143	$—	$—	$181,143
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$—	$119,805

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

The Fund did not have any share transactions during the current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (including maturities and dollar roll transactions, but excluding derivative transactions) during the current fiscal period aggregated $91,613,605 and $91,348,553 respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

36	NUVEEN

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis as of December 31, 2017.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$107,488,537
Gross unrealized:
Appreciation	$2,270,739
Depreciation	(1,152,300)
Net unrealized appreciation (depreciation) of investments	$1,118,439

Tax cost of futures	$138,444
Net unrealized appreciation (depreciation) of futures	$—

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	$181,143

Permanent differences, primarily due to paydowns, bond premium amortization adjustments and complex securities character adjustments, resulted in reclassifications among the Fund’s components of net assets as of June 30, 2017, the Fund’s last tax year end, as follows:
Paid-in surplus	$(1)
Undistributed (Over-distribution of) net investment income	391,468
Accumulated net realized gain (loss)	(391,467)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2017, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income[1]	$672,309
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended June 30, 2017 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$4,087,735
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends and interest and net short-term capital gains, if any.

As of June 30, 2017, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$6,474,173

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.7000%
For the next $125 million	0.6875
For the next $150 million	0.6750
For the next $600 million	0.6625
For managed assets over $1 billion	0.6500

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2017, the complex-level fee for the Fund was 0.1595%.

8. Fund Leverage

Reverse Repurchase Agreements

During the current fiscal period, the Fund entered into reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund receives a fee for use of the security by the counterparty. This results in interest income to the Fund, which is recognized as a component of “Interest income” on the Statement of Operations.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
BNP Paribas	1.30%	$(12,739,000)	1/26/18	$(12,739,000)	$(12,741,139)
Goldman Sachs	1.53	(6,980,000)	1/26/18	(6,980,000)	(6,990,383)
		$(19,719,000)		$(19,719,000)	$(19,731,522)

38	NUVEEN

During the current fiscal period, the average daily balance outstanding and average interest rate on the Fund’s reverse repurchase agreements were as follows:

Average daily balance outstanding	$20,355,234
Average interest rate	1.23%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase* Agreements	Collateral Pledged** to Counterparty	Net Exposure
BNP Paribas	$(12,741,139)	$12,741,139	$ —
Goldman Sachs	(6,990,383)	6,990,383	—
	$(19,731,522)	$19,731,522	$—
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table
**	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

9. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)

The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

NUVEEN	39

Additional

Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert**	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Fund’s Board of Trustees effective December 31, 2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JMM
Shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FlNRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

40	NUVEEN

Glossary of Terms

Used in this Report

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎	Blended Benchmark: A two index blend comprised of weightings approximating the Fund’s proposed portfolio: 25% Bloomberg Barclays U.S. Corporate High-Yield Index and 75% Bloomberg Barclays U.S. Government/Mortgage Index. 1) Bloomberg Barclays U.S. Corporate High-Yield Index: An unmanaged index that covers the universe of domestic fixed-rate non-investment grade debt; and 2) Bloomberg Barclays U.S. Government/Mortgage Index: An unmanaged index considered representative of U.S. government treasury securities and agency mortgage-back securities. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Bloomberg Barclays U.S. Government/Mortgage Bond Index: The index measures the performance of U.S. government bonds and mortgage-related securities. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

NUVEEN	41

Glossary of Terms Used in this Report (continued)

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

42	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	43

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-A-1217D        427260-INV-B-02/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Market Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2018